UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 20, 2006

Date of Report (Date of Earliest Event Reported)

FIRST COMMUNITY BANCORP

(Exact Name of Registrant as Specified in Charter)

CALIFORNIA	00-30747	33-0885320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6110 El Tordo

PO Box 2388

Rancho Santa Fe, California 92067

(Address of Principal Executive Offices)(Zip Code)

(858) 756-3023

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.*

On January 20, 2006, First Community Bancorp issued a press release announcing its results of operations and financial condition for the quarter and year ended December 31, 2005.  A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 8.01. Other Events

First Community Bancorp has filed herewith as Exhibit 99.2 to this Form 8-K unaudited pro forma combined condensed financial information with respect to the completed acquisitions of First American Bank, Pacific Liberty Bank and Cedars Bank, as well as with respect to the pending acquisition of Foothill Independent Bancorp.  First Community has also filed herewith the financial statements of Foothill Independent Bancorp, as of and for the year ended December 31, 2004 as Exhibit 99.3; the unaudited financial statements of Foothill as of and for the quarter ended March 31, 2005 as Exhibit 99.4; the unaudited financial statements of Foothill as of and for the quarter and six months ended June 30, 2005 as Exhibit 99.5; and the unaudited financial statements of Foothill as of and for the quarter and nine months ended September 30, 2005 as Exhibit 99.6.

The unaudited pro forma combined condensed financial information filed herewith includes adjustments to record the assets acquired and liabilities assumed at their fair values.  Such adjustments are subject to change as additional information becomes available and the Foothill acquisition is consummated.  The unaudited pro forma combined condensed financial information is presented for illustrative purposes only, and does not indicate either the operating results that would have occurred had all the acquisitions been consummated on January 1, 2004, or on September 30, 2005, as the case may be, or future results of operations or financial condition. The unaudited pro forma combined condensed financial information is based upon assumptions and adjustments that we believe are reasonable. The unaudited pro forma combined condensed financial information and the accompanying notes should be read in conjunction with our historical financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2004, and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2005, June 30, 2005, and September 30, 2005, respectively, and the historical financial statements of Foothill Independent Bancorp, including the notes thereto, for the year ended December 31, 2004, and for the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005, and incorporated by reference hereto as Exhibits 99.3, 99.4, 99.5 and 99.6 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit 23.1	Consent of Vavrinek, Trine, Day & Co., LLP, dated January 25, 2006.

Exhibit 99.1*	Press Release, dated January 20, 2006, captioned “First Community Bancorp Announces Record Earnings for the Full Year and Fourth Quarter of 2005.”

Exhibit 99.2	Unaudited pro forma combined condensed financial information.

Exhibit 99.3

Audited Financial Statements of Foothill Independent Bancorp, including the notes thereto, as of and for the year ended December 31, 2004 (incorporated herein by reference to Foothill Independent Bancorp’s Annual Report on Form 10-K, filed on March 15, 2005).

Exhibit 99.4

Unaudited interim financial statements of Foothill Independent Bancorp, including the notes thereto, as of and for the quarter ended March 31, 2005 (incorporated herein by reference to Foothill Independent Bancorp’s Quarterly Report on Form 10-Q, filed on May 10, 2005).

Exhibit 99.5

Unaudited interim financial statements of Foothill Independent Bancorp, including the notes thereto, as of and for the six months ended June 30, 2005 (incorporated herein by reference to Foothill Independent Bancorp’s Quarterly Report on Form 10-Q, filed on August 8, 2005).

Exhibit 99.6

Unaudited interim financial statements of Foothill Independent Bancorp, as of and for the nine months ended September 30, 2005, including the notes thereto, (incorporated herein by reference to Foothill Independent Bancorp’s Quarterly Report on Form 10-Q, filed on November 8, 2005).

*The identified information is being furnished under Item 2.02 and Item 9.01 of this Current Report on Form 8-K and such information, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of First Community Bancorp under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY BANCORP

Date: January 25, 2006	By:	/s/ Jared M. Wolff
	Name:	Jared M. Wolff
	Title:	Executive Vice President,
General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

23.1	Consent of Vavrinek, Trine, Day & Co., LLP, dated January 25, 2006.

99.1*	Press Release, dated January 20, 2006, captioned “First Community Bancorp Announces Record Earnings for the Full Year and Fourth Quarter of 2005.”

99.2	Unaudited pro forma combined condensed financial information.

99.3

Audited Financial Statements of Foothill Independent Bancorp, including the notes thereto, as of and for the year ended December 31, 2004 (incorporated herein by reference to Foothill Independent Bancorp’s Annual Report on Form 10-K, filed on March 15, 2005).

99.4

Unaudited interim financial statements of Foothill Independent Bancorp, including the notes thereto, as of and for the quarter ended March 31, 2005 (incorporated herein by reference to Foothill Independent Bancorp’s Quarterly Report on Form 10-Q, filed on May 10, 2005).

99.5

Unaudited interim financial statements of Foothill Independent Bancorp, including the notes thereto, as of and for the six months ended June 30, 2005 (incorporated herein by reference to Foothill Independent Bancorp’s Quarterly Report on Form 10-Q, filed on August 8, 2005).

99.6

Unaudited interim financial statements of Foothill Independent Bancorp, as of and for the nine months ended September 30, 2005, including the notes thereto, (incorporated herein by reference to Foothill Independent Bancorp’s Quarterly Report on Form 10-Q, filed on November 8, 2005).